UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

          Date of Report (Date of Earliest event reported)                                                                                                March 2, 2011

Berkshire Income Realty, Inc.
(Exact name of registrant as specified in its charter)

Maryland                                                                           001-31659                                           32-0024337
(State or other jurisdiction                                           (Commission                                           (IRS Employer
of incorporation)                                                            File Number)                                           Identification No.)

One Beacon Street, Boston, Massachusetts                                                                                                                                          02108
(Address of principal executive offices)                                                                                                                                             (Zip Code)

Registrant’s telephone number, including area code                                                                                     (617) 523-7722

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Berkshire Income Realty, Inc. (the “Registrant”) hereby files this Amendment No. 1 to its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 8, 2011 (the “Form 8K”), to amend Items 1.01 and 9.01 therein as provided herein.

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

At the time of filing of the Form 8-K disclosing entering into material definitive agreements by the Registrant, an incorrect Exhibit 10.1 was submitted with the filing.  The Registrant submits the correct Exhibit 10.1 herein.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

Exhibit #	Description

10.1
Limited Liability Company Agreement of BIR/BVF-II NoMA JV, L.L.C. made and entered into as of the 2nd day of March, 2011, by and among Berkshire Multifamily Value Fund-II OP, L.P. and Berkshire Income Realty-OP, L.P. as Members, of BIR/BVF-II NoMa JV, L.L.C., a Delaware limited liability company.

10.2
Amended and Restated Limited Liability Company Agreement, dated as of March 2, 2011, is between MCRT/MA 104 NoMa LLC,  a Delaware limited liability company, and BIR/BVF-II NoMa JV, L.L.C., a Delaware limited liability company.*

* Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on March 8, 2011.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Berkshire Income Realty, Inc.

Date:  March 8, 2011                                                                                      By:  /s/ Christopher M. Nichols
                  Name: Christopher M. Nichols
                                                                                                 Title: Principal Financial Officer